UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 27, 2011

VOYAGER OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Montana	0-50848	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2718 Montana Ave., Suite 220
Billings, MT 59101

(Address of principal executive offices, including zip code)

(406) 245-4902

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective May 31, 2011, Voyager Oil & Gas, Inc., a Delaware corporation (“Voyager Oil Delaware”), completed its reincorporation in the State of Montana from the State of Delaware (the “Reincorporation”).  The Reincorporation was completed pursuant to the Articles of Merger, dated as of May 31, 2011 (the “Articles of Merger”), between Voyager Oil Delaware and Voyager Oil & Gas 1, Inc., a Montana corporation and wholly-owned subsidiary of Voyager Oil Delaware (the “Company”), pursuant to which Voyager Oil Delaware merged with an into the Company (the “Merger”), with the Company surviving in the Merger.  Pursuant to the recommendation of the Board of Directors of Voyager Oil Delaware, the stockholders approved the Reincorporation and the Articles of Merger at its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 27, 2011.

Pursuant to the terms of the Articles of Merger, (i) the Company succeeded to the ownership of all of Voyager Oil Delaware’s assets, as well as the rights, powers and privileges of Voyager Oil Delaware and assumed all of the obligations of Voyager Oil Delaware then in existence; (ii) Voyager Oil Delaware’s officers and directors became the officers and directors of the Company; (iii) the Company’s Articles of Incorporation and Bylaws govern the surviving corporation; and (iv) the name of the surviving corporation is “Voyager Oil & Gas, Inc.”

As a result of the Reincorporation, (i) each share of Voyager Oil Delaware’s common stock, par value $0.001 per share, outstanding immediately before the Reincorporation was automatically converted into one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and (ii) all options, warrants and other rights to acquire Voyager Oil Delaware common stock outstanding immediately before the Reincorporation were also automatically converted into options, warrants and rights to acquire the same number of shares of Company Common Stock, with the same terms and conditions.  Upon the Reincorporation, each outstanding certificate representing shares of Voyager Oil Delaware common stock was deemed, without any action by the Voyager Oil Delaware stockholders, to represent the same number and class of shares of Company Common Stock.  Voyager Oil Delaware stockholders do not need to exchange their stock certificates as a result of the Reincorporation.  As of May 27, 2011, the rights of the Company’s shareholders began to be governed by Montana corporation law and the Company’s Articles of Incorporation and Bylaws.

The foregoing description of the Reincorporation, the Articles of Merger, the Articles of Incorporation and the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Articles of Merger, the Articles of Incorporation and the Bylaws, which are attached as Exhibits 2.1, 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.  A more detailed description of the Articles of Merger and the effects of the Reincorporation, including material differences between the corporation laws of Delaware and Montana, was previously reported in Proposal No. 3 of Voyager Oil Delaware’s definitive proxy statement filed with the Securities and Exchange Commission on April 25, 2011.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporation herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)           On May 27, 2011, Voyager Oil & Gas, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders.  As of May 27, 2011, there were 57,848,428 shares of common stock entitled to vote at the Annual Meeting and a total of 38,480,180 (66.54% of all outstanding shares) were represented at the Annual Meeting.  The proposals that were voted upon at the Annual Meeting.  The proposals that were voted upon at the Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions, and broker non-votes, as to each such proposals where applicable, are set forth below.

(b)

Proposal One — Election of Directors

Director Nominee	For	Withhold	Broker Non-Votes
Lyle Berman	23,998,652	1,161,047	13,330,481
Terry Harris	24,889,834	269,865	13,330,481
Joseph Lahti	24,892,440	267,259	13,330,481
Steven Lipscomb	24,481,664	678,602	13,330,481
Myrna Patterson McLeroy	24,890,246	269,453	13,330,481
James Russell (J.R.) Reger	24,881,664	278,035	13,330,481
Loren J. O’Toole II	24,892,712	266,987	13,330,481
Mitchell R. Thompson	24,621,740	537,959	13,330,481
Josh Sherman	24,894,978	264,721	13,330,481

Proposal Two — Approval of Voyager Oil & Gas, Inc. 2011 Equity Incentive Plan

For	Against	Abstain	Broker Non-Vote
21,775,569	3,353,768	30,372	13,330,481

Proposal Three — Approval of Change in State of Incorporation from Delaware to Montana

For	Against	Abstain	Broker Non-Vote
25,063,792	76,765	19,162	13,330,481

Proposal Four — Approval of an Amendment to the Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 100,000,000 to 200,000,000

For	Against	Abstain	Broker Non-Vote
35,633,810	2,808,412	47,958	N/A

Proposal Five — Ratify the appointment of Mantyla McReynolds LLC as Independent Registered Public Accounting Firm for the 2011 Fiscal Year

For	Against	Abstain	Broker Non-Vote
37,437,009	1,030,953	22,218	N.A

Proposal Six — An Advisory Non-Binding Vote to Approve the Compensation of our Named Executive Officers

For	Against	Abstain	Broker Non-Vote
24,505,431	476,144	178,124	13,330,481

Proposal Seven — An Advisory Non-Binding Vote on the Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
5,896,476	332,315	18,757,574	173,334	13,330,481

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description
2.1	Articles of Merger, dated as of May 31, 2011, by and between Voyager Oil & Gas, Inc. (a Delaware corporation) and Voyager Oil & Gas 1, Inc. (a Montana corporation)
3.1	Articles of Incorporation of Voyager Oil & Gas, Inc.
3.2	Bylaws of Voyager Oil & Gas, Inc.
4.1	Specimen Certificate of Common Stock, par value $0.001 per share of Voyager Oil & Gas, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VOYAGER OIL & GAS, INC.

Date: June 2, 2011	By:	/s/ Mitch Thompson
Mitch Thompson
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

VOYAGER OIL & GAS, INC.

Date of Report:	Commission File No.:
May 27, 2011	0-50848

Exhibit No.	ITEM

2.1	Articles of Merger, dated as of May 31, 2011, by and between Voyager Oil & Gas, Inc. (a Delaware corporation) and Voyager Oil & Gas 1, Inc. (a Montana corporation)
3.1	Articles of Incorporation of Voyager Oil & Gas, Inc.
3.2	Bylaws of Voyager Oil & Gas, Inc.
4.1	Specimen Certificate of Common Stock, par value $0.001 per share of Voyager Oil & Gas, Inc.